T. Rowe Price Growth & Income Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2013

The following information amends the summary prospectus and prospectus, each dated May 1, 2013, and supersedes the supplement dated August 16, 2013.

On October 22, 2013, the Growth & Income Fund’s shareholders approved the proposed amendment to the fund’s investment objective. Accordingly, the investment objective is revised as follows:

The fund seeks long-term capital growth and current income primarily through investments in stocks.

The date of this supplement is November 1, 2013.

F54-042 11/1/13